Corporate Overview August 5th, 2021 Exhibit 99.1

© 2021 Exicure, Inc. All Rights Reserved. | Cautionary Note Regarding Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "expect," "plan," "may," "will," and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical fact in this presentation are forward looking including, but not limited to, statements regarding of Exicure, Inc. (“Exicure” or the “Company”); including the development of product candidates based on its proprietary SNA™ technology; the initiation, timing, progress, scope and results of the Company’s preclinical studies, clinical trials and research and development programs; its plans for development of cavrotolimod (AST-008), including its ongoing Phase 1b/2 clinical trial; the timing, availability and presentation of preclinical, clinical and regulatory developments; the potential benefits of the Company’s product candidates and notably, cavrotolimod; the development and the commercial potential, growth potential and market opportunity for the Company’s product candidates, if approved, and the drivers, timing, impact and results thereof; potential and future results of current and planned collaborations; and the timing or likelihood of regulatory filings and approvals. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the COVID-19 pandemic and the associated containment efforts may have a material adverse impact on the Company’s business, operations and financial results; the Company’s preclinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; unexpected safety or efficacy data observed during preclinical or clinical studies; the failure of the data from the Company’s preclinical trials to be indicative in human trials; clinical site activation rates or clinical trial enrollment rates that are lower than expected; the cost, timing and results of clinical trials; changes in the regulatory environment; unexpected litigation or other disputes; the ability of the Company to protect its intellectual property rights; and the actual funding required to develop and commercialize the Company’s product candidates and operate the Company. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s most recent Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this presentation speak only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements, unless required by law.

Exicure Snapshot

- Developing therapeutics for genetic disorders based on proprietary Spherical Nucleic Acid (SNA™) platform
- SNAs enable differentiated oligonucleotides ideal for CNS applications:
  - Increased cellular uptake: **Higher Potency at Same Dose**
  - Uptake in all neuronal subtypes: **Broad CNS Penetration**
  - Higher persistence in the CNS: **Prolonged Efficacy**
- XCUR-FXN: lead CNS program upregulates frataxin, targeting molecular cause of Friedreich's Ataxia (FA)
  - ~3x frataxin upregulation in mouse model indicates potential for disease resolution
  - Well-tolerated in repeat dose range finding rat study
  - IND filing anticipated by YE 2021, with first patient to be dosed in 1H 2022
- Deep neuroscience pipeline: *SCN9A* (Na_V1.7) and *CLN3* most advanced
  - Potential for multiple additional INDs beginning in 2022
- Cavrotolimod: TLR9 agonist in Phase 1b/2 with Fast-Track/Orphan Disease designation in CSCC and MCC
- Partnered platform: option agreements in Neuroscience (Ipsen), Dermatology (AbbVie)

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© 2021 Exicure, Inc. All Rights Reserved. | Key Value Inflections Across Platform & Programs in 2021 & 2022 Q2 2021 • Rat dose-range finder for XCUR-FXN • Commencement of GLP tox studies for XCUR-FXN • In vivo PoC (eye) for CLN3 program for Batten Disease Q3-4 2021 • Neuroscience collaboration with Ipsen for Huntington’s and Angelman’s • IND filing for XCUR-FXN (on track) • Neuroscience pipeline progress (SCN9A, CLN3, and discovery programs) • Interim results from cavro P1b/2 trial H1 2022 • First patient dosed with XCUR-FXN • 2nd neuro program to enter IND-enabling studies • Final cavro P1b/2 results H2 2022 • Potential for first biomarker readouts from XCUR-FXN P1b 4 

Spherical Nucleic Acids (SNAs™) are the Next Generation of Oligonucleotide Therapeutics

SNAs: Potential Best-in-Class CNS Pharmacodynamics



Linear
Oligos
SNAs
vs.

- Dramatically improved cellular uptake
- Increased tissue persistence
- Highly favorable CNS biodistribution, including deep brain regions

Friedreich's Ataxia Program Rapidly Progressing to P1

In Vivo Increase of Frataxin to Carrier-Equivalent Levels (Mouse Cerebellum)



Frataxin Protein
(Fold to Vehicle)
0
1
2
3
4
Component
A
Component
B
Vehicle
12 µg dose
60 µg dose
12 µg dose
60 µg dose

- Entered IND-enabling studies in 4Q20
- IND filing anticipated by end of 2021
- Potential for early target engagement read-out in FIH via CSF frataxin levels

Building Deep Neuroscience Pipeline



Friedreich's Ataxia
SCAs
Huntington's
Batten Disease
Angelman's
Pain
Sporadic ALS

- *SCN9A* (Na_V1.7) and *CLN3* Batten Disease program in preclinical studies
- Promising discovery efforts in sALS[1], SCAs[2], Huntington's and Angelman's

1) Sporadic ALS 2) Spino-cerebellar ataxias

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SNA 3D Architecture Drives Receptor-Mediated Uptake Into Cells



SNA
Spherical Nucleic Acid

- Dense, radial arrangement of oligonucleotides
- Creates elevated local concentration of nucleic acids
- Facilitates receptor interaction, increases cell uptake



Synthetic Oligonucleotides

- Compatible with virtually all oligonucleotide classes/chemistries (e.g. ASOs, siRNA, TLRs)
- Maximum sequence length ~80 nucleotides

+



Benign Lipid Nanoparticle Scaffold[1]

- Scaffold for oligonucleotides
- ~20 nm diameter

1) Composition: 1,2-dioleoyl-sn-glycero-3-phosphocholine (DOPC) liposome; DOPC is in the FDA-approved drug DepoDur®, a morphine sulfate extended-release liposome injection for lumbar epidural administration

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© 2021 Exicure, Inc. All Rights Reserved. | Established and Proven Management Team 7 David A. Giljohann Chief Executive Officer Matthias Schroff Chief Operating Officer Douglas Feltner Chief Medical Officer Tim Walbert Chairman Jeffrey L. ClelandJames SulatBali Muralidhar Bosun Hau Elizabeth Garofalo Andrew Sassine MANAGEMENT BOARD OF DIRECTORS Brian Bock Chief Financial Officer

SNAs are a Highly Differentiated and Versatile Platform for Drug Development

SNA Benefits Drive Superior *In Vivo* Efficacy



SMA[1] Mouse Model
Survival Probability (%)
100
80
60
40
20
0
0
20
40
60
80
100
120
Days Survival
SNA
Nusinersen
Linear
Nusinersen

Increased SNA potency results in greater efficacy at same dose

Full Spectrum Oligonucleotide Platform



ASO/siRNA Mediated Knockdown
Increased Gene Expression
Splice Switching

Access targets and diseases inaccessible by traditional methods

Multi-Targeting Capability



1
Oligo vs. Target A
2
Oligo vs. Target B
3
Oligo vs. Target C

Cell-specific delivery of defined ratios of oligonucleotides

Potential for improved clinical efficacy, safety and less frequent dosing; as demonstrated in nonclinical studies.

1) Spinal muscular atrophy

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Three Drivers of Superior SNA Efficacy in Neuroscience

1

Higher Cell Uptake, Leading to **Higher Potency at Same Dose**

SNA

Linear



OLIGO / DAPI
OLIGO / DAPI

SNA with 3x lower IC50 (141 nM) vs. linear oligonucleotides (464 nM) for *MALAT1* knockdown in cortical neurons (*in vitro*)

2

Broad CNS Penetration and Uptake in all Neuronal Subtypes



Deep Cerebellum
Nucleus (hematoxylin)
anti-*MALAT1* ON probe

In Situ Hybridization of SNA in the Brain (Rat) via ICM dosing

Anti-*MALAT1* SNA reaches deep brain regions and achieves nuclear uptake in neurons, microglia and astrocytes

3

Higher Persistence in the CNS, Leading to **Prolonged Efficacy**



Nusinersen Alone
SNA-Nusinersen

SNA-nusinersen with superior persistence in rat radiolabeled biodistribution study after seven days compared to linear nusinersen

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Exicure Continues to Focus its Pipeline and Invest in Neuroscience

		DISCOVERY	PRECLINICAL DEV	PHASE 1	PHASE 2
NEUROSCIENCE					
XCUR-FXN	Friedreich's Ataxia	IND-enabling			
SCN9A	Neuropathic Pain				
CLN3	Batten Disease				
Undisclosed	Huntington's Disease		IPSEN		
Undisclosed	Angelman Syndrome		IPSEN		
Undisclosed	ALS, SCAs				
IMMUNO-ONCOLOGY					
Cavrotolimod[1]	Merkel Cell Carcinoma[2]				
Cavrotolimod[1]	Cutaneous Squamous Cell Carcinoma[2]				
DERMATOLOGY					
Undisclosed	Hair Loss Disorders			abbvie[3]	

1) Cavrotolimod is a TLR9 Agonist 2) In combination with checkpoint inhibitors 3) On November 13, 2019, Exicure announced this partnership with Allergan plc and on May 8, 2020, AbbVie Inc. acquired Allergan plc

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SNA Differentiation in Neuroscience

© 2021 Exicure, Inc. All Rights Reserved. | SNA-Nusinersen Outperforms Linear Nusinersen in Mouse Models 12 Days Survival Note: Survival data presented at 2018 Annual Cure SMA Conference; Nusinersen curve (red) in line with published Ionis data for single dose administration in SMA mice (Hua et al., 2011) PROOF OF CONCEPT (MICE) commercially available linear oligonucleotide therapeutic to treat spinal muscular atrophy (SMA) Spinraza® (nusinersen) 2x levels of healthy, full-length SMN2 mRNA and protein in SMA patient fibroblasts 4x longer survival vs. nusinersen and mitigated nusinersen toxicity SNA Control

© 2021 Exicure, Inc. All Rights Reserved. | SNA Efficacy is Driven by Longer CNS Persistence 13 0 Hours Nusinersen Alone SNA- Nusinersen 24 Hours Nusinersen Alone SNA- Nusinersen 7 Days Nusinersen Alone SNA- Nusinersen Highest levels of drug present in CNS (50 SUV) Drug still present in CNS (0.5 SUV) Note: Identical amount of oligonucleotide (180 µg) dosed for “Nusinersen Alone” and “SNA-Nusinersen” SNA-Nusinersen Persistence in spinal cord and brain Rat Distribution Study

SNA Persistence Translates to Non-Human Primates (IT Dosing)

Relative Biodistribution in the CNS (NHP)[1]



FA, CLN3
FA, CLN3
CLN3
CLN3
Occipital Lobe
Cerebellum
Midbrain
Hippocampus
SUV (g/mL)
1.5
1.0
0.5
0
1
7
14
Days Post Injection

Conclusions

- Broad distribution throughout the CNS
- Strong SNA signals in the cerebellum, a region particularly important for FA, as well as midbrain, hippocampus and occipital lobe
- Strong SNA persistence with >50% of day 1 signal remaining after 14 days

1) Exicure data on file for 46 specific brain regions presented in a poster at the 145th Annual Meeting of the American Neurological Association October 4, 2020
124I-labeled SNA dosed intrathecally, followed by PET/CT through 14 days post dose to measure decay-adjusted radioactivity signals. Data are means ± SD of n=3 monkeys

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XCUR-FXN: Friedreich’s Ataxia

Friedreich's Ataxia (FA) is a Progressive Neurological Disorder



Kyle Bryant, FA patient – FARA Spokesperson

- Degenerative, debilitating, life-shortening, neuromuscular disorder causing loss of coordination (ataxia) in arms and legs
- Monogenic disorder: *FXN* mutations result in reduced levels of frataxin
- Leads to progressive childhood disability and early death
  - Mean onset of symptoms between age 10 to 15[1]
  - Most patients wheelchair-bound within 2 decades of onset
  - Loss of coordination, neuropathy, hearing and vision loss, cardiomyopathy, diabetes
  - Most patients succumbing to disease in their 30s and 40s
- Most common inherited ataxia: ~13,500 cases across major reimbursable markets[2,3]; majority of these patients already known
- No approved therapy for FA
- No therapies in late development which address the molecular cause of FA

1) Gene Review, Bidichandani SI, Delatycki MB. 2017. 2) OrphaNet, NIH, FARA. 3) US, EU28, Canada, Australia

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Reduced Frataxin Expression Due To Expanded GAA Repeats Cause Neuronal Dysfunction in FA


NUCLEUS
CYTOPLASM
DNA
GAAGAAGAAGAAGAAGA
Expanded GAA
Repeats (~70-1000+)
Mitochondrial
Dysfunction
Reduced
FXN Protein
Reduced
FXN mRNA
NEURON
Neuronal
Dysfunction
& Death
CNS

Friedreich's Ataxia

Key CNS Tissues:

- Cerebellum
- Dorsal Root Ganglia

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Neurodegeneration Drives All Components of the mFARS Rating Scale, the Validated Registrational Endpoint for FA

Core Areas of FA Pathology



- **Cerebellar dysfunction**[1]
- Cardiomyopathy
- Diabetes
- **DRG neuron degeneration**[1]
- Muscle weakness **due to prior neurodegeneration**[2]
- Peripheral sensory **neuropathy**

CNS-related symptoms
Other symptoms

→ **mFARS**

mFARS Clinical Rating Scale
(Validated, Approvable Endpoint for FA[3])



Bulbar Function (speech, cough, facial/tongue atrophy) – 5 pts



Upper Limb Coordination (finger, arms) – 36 pts



Lower Limb Coordination (legs, feet) – 16 pts



Upright Stability (sitting, walking, etc.) – 36 pts

1) Bürk, K., *Cerebellum & Ataxias*, 2017 2) Puccio, *et al.*, *Rev Neurol*, 2014; Parkinson et al., *J Neurochem*, 2013 3) mFARS used as the primary outcome measure in most contemporary clinical studies in FA; Rummey et al., *Neurol Genet*, 2019; www.ataxia-study-group.net

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© 2021 Exicure, Inc. All Rights Reserved. | 0 20 40 60 80 100 Pe rc en t o f P at ie nt s For Patients, the CNS Manifestations of FA Have the Most Significant Impact on Function and Quality of Life 19 CNS Manifestations “CNS manifestations of FA are the most significant in terms of function and quality of life for individuals living with FA” – Jennifer Farmer, CEO FARA Which FA Symptoms Most Impact Your Daily Quality of Life? Data from FARA’s FA PFDD Meeting, June 2, 2017, N = 136; graphical illustration adapted from FARA version presented on Jan 7, 2021

Increased Frataxin Levels Elicited by Oligonucleotides Expected to Slow or Stop Disease Progression

Frataxin Levels in Blood from FA Patients vs Controls



(a)
Frataxin, % of Average Control
150
100
50
0
p < 0.001
p < 0.001
Control (n=67)
Carrier (n=143)
cFRDA (n=246)
LOFA (n=35)
pFRDA (n=12)

cFRDA = Classic, typical onset FA; LOFA = Late onset FA; pFRDA = heterozygous for repeat + point mutation
Whisker plot: Box outlines represent 95% CI, whiskers represent 99% CI, x = outliers beyond 99% CI
Source: Deutsch et al., 2014
1) Mean age at onset 11.3 years 2) Mean age at onset 36.7 years

Conclusions

- Patients with FA have substantial residual frataxin
- Residual frataxin levels support Exicure's protein upregulation approach
- "Classic", typical onset[1] FA patients with frataxin levels of ~25% of healthy control in whole blood
- Late onset[2] FA patients with 45-60% of healthy control levels, below carrier levels of 65-70%
- Differential in disease onset based on frataxin levels strongly supports therapeutic rationale for **increasing frataxin to slow disease progression**

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XCUR-FXN Leverages Multi-Targeting Approach for *FXN* Upregulation


XCUR-FXN
(bi-specific SNA)
1
2
Carries two distinct oligonucleotides
(1 2)
Cytoplasm
1 Degradation of Natural Antisense Transcript
DNA
1
mRNA
Nucleus
2 mRNA Stabilization
Enzyme
2
Increased FXN mRNA
Cytoplasm
Mitochondrion
Increased Frataxin Production

We believe XCUR-FXN increases production of the *FXN* mRNA by degrading a natural antisense transcript (1) and increasing *FXN* mRNA half-life in the cytosol (2), enabling more translational cycles per mRNA molecule.

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XCUR-FXN Dose-Dependently Upregulates Frataxin Protein and Restores Mitochondrial Function in Induced Neurons from FA Patients[1,2]

1 Dose-Dependent Frataxin Increase with XCUR-FXN



Frataxin Protein (% Non Disease Control)
160
140
120
100
80
60
40
20
0
Untreated
370 nM
1111 nM
3333 nM
XCUR-FXN Concentration

- XCUR-FXN showed dose-dependent increase in frataxin up to healthy control levels
- Synergistic effects of increased frataxin mRNA and protein with bi-specific SNA (XCUR-FXN) vs mono-specific SNA components (data not shown)

2 Increased Mitochondrial Frataxin Levels



Untreated
XCUR-FXN (500 nM)
Frataxin Protein (% Non Disease Control)
120
100
80
60
40
20
0
FA Donor 1 Cells
FA Donor 2 Cells

- XCUR-FXN restores protein levels to non-disease controls in mitochondria, the main target cellular compartment of FA

3 Restoration of Mitochondrial Function



Untreated
XCUR-FXN (500 nM)
Mitochondrial SDH Activity (% Non Disease Control)
120
100
80
60
40
20
0
FA Donor 1 Cells
FA Donor 2 Cells

- XCUR-FXN increases mitochondrial energy metabolism (SDH activity), indicating improved mitochondrial health
- Highest reported potency in a transfection-free system for improving mitochondrial activity in patient-derived mitochondria

1) All graphs are from FA patient iPSC with experiments done on induced neurons. No use of transfection agents or electroporation
2) Experimental conditions: (left) Total frataxin: 541/420 GAA, N = 2; (middle and right) Donor 1: 330/380 GAA, Donor 2: 541/420 GAA; (middle) Mitochondrial frataxin: N = 3; (right) SDH = succinate dehydrogenase: N = 3

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Magnitude of *In Vivo* Frataxin Upregulation by the Components of XCUR-FXN Showed Possibility for Disease Resolution in Patients



Frataxin Protein Levels Measured Across Brain and DRG Regions at 2 Dose Levels
Vehicle
XCUR-FXN Component A - 12 µg dose
XCUR-FXN Component A - 60 µg dose
XCUR-FXN Component B - 12 µg dose
XCUR-FXN Component B - 60 µg dose
Brain Regions
DRG Regions
Brainstem
Cerebellum
Cortex
Midbrain
Cervical
Thoracic*
Lumbar
Frataxin Protein (Fold to Vehicle)
0
1
2
3
4

- The highest fold changes (2-3x) are observed in the cerebellum and across all DRG regions, the areas with highest known disease relevance for FA
- The two component oligonucleotides shown are the individual components of XCUR-FXN; *in vitro* results show synergy in *FXN* upregulation via combination of individual oligonucleotides into a multi-targeting SNA

Frataxin upregulation observed following ICV administration of a single dose to 6-8-week-old Pook800J mice
*Error bar and third individual data point for thoracic DRG not shown, out of range

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SNA Oligonucleotides Observed in Both the Cytoplasm and Nucleus of Neurons in the Deep Cerebellum

In Situ Hybridization of SNA in the Brain (Rat)[1] via ICM dosing


Deep Cerebellum
Nucleus (hematoxylin)
anti-*MALAT1* ON probe

Co-localization of probes show SNA uptake in nuclei

Conclusions

- Co-localization of anti-*MALAT1* oligonucleotides with nuclei suggests nuclear uptake of SNAs
- *MALAT1*-targeting SNAs are visible in the deeper regions of the cerebellum
  - In the image to the left, SNAs populate large neurons of the deep cerebellar nuclei
- The primary site of FA cerebellar pathology is the dentate nuclei

1) Rats received single ICM dose of 415 µg (~2 mg/kg) *MALAT1*-targeting oligonucleotide in SNA format. Rats were sacrificed for *in situ* hybridization 2 weeks after dosing

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Rat Dose Range Finder Results for XCUR-FXN Show No Test Article-Related Adverse Findings

Study Design



Intrathecal Injection
Day 1
Day 15
Day 29
Day 32
Rats
Sacrifice and
Histopathology

- Objective: Determine tolerability of our bi-specific development candidate XCUR-FXN in rats following 3 repeat intrathecal (IT) injections
- Three dose levels, N=3 / sex / dose group: highest dose 782 µg/injection

Results

- XCUR-FXN was overall well tolerated at all dose levels in this study
- No adverse, test article-related histopathologic findings at any of the 3 dose levels evaluated
- No test article-related preterminal deaths, organ weight changes, or macroscopic findings at the end of the study
- Based on these draft results, the no-observed-adverse-effect level (NOAEL) was considered to be the highest dose level evaluated (782 µg)
- Results are highly encouraging as we await the readout of the ongoing GLP-toxicology studies of XCUR-FXN in rat and NHP in Q4'2021

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FA Competition: Late-Stage Programs Do Not Address the Genetic Cause of FA; Early-Stage Programs Unlikely to Sufficiently Reach CNS

	Pre-NDA	Phase 3	Phase 2	Phase 1	Preclinical		
	REATA PHARMACEUTICALS	PTC THERAPEUTICS	minoryx therapeutics	Larimar Therapeutics	exicure	DESIGN THERAPEUTICS	NOVARTIS, PTC, AAVANTIBIO, LEXEO, Voyager, stridebio, Lacerta
Program	Omaveloxolone	Vatiquinone	Leriglitazone	CTI-1601	**XCUR-FXN**	FA GeneTAC	AAV Gene Therapies
MoA	Oxidative stress reduction	Oxidative stress reduction	PPARɣ agonist	Modified frataxin replacement therapy	*FXN* upregulation **in the CNS** via bispecific antisense oligonucleotide	*FXN* upregulation via small molecule	AAV gene therapies targeting the CNS and/or heart
Key Observations	Achieved modest mFARS improvement (2.4 improvement on a 93-point scale) in P2; FDA has cleared for a pre-NDA meeting suggesting potential approvability on the modestly observed clinical improvement	Initiated P3 study with three times a day (TID) dosing regimen; P2 results showed no effect vs. placebo during randomized controlled study[1]	Edema observed as prominent AE in P2a, in line with mechanism of action and its known cardiovascular safety risk	Preclinical mouse data showed only ~5% frataxin replacement rate in the CNS upon repeat dosing[2]; top SAD dose of 100 mg SC and OD unlikely to provide substantially higher exposures[3]; currently on clinical hold due to mortalities in 180-day NHP study	*In vivo* frataxin upregulation of ~3x in the CNS of mice following intrathecal single dose administration of the individual components of XCUR-FXN at comparatively low doses (60 µg)	~80x lower drug exposures in brain vs heart & large molecular weight of 1,600-1,800 Da suggest limited CNS exposure with anticipated clinical IV dosing regimen	Delivery of AAV vectors to the CNS is associated with DRG toxicity[4] Most preclinical programs without progress for >12 months

Sources: Company websites, corporate SEC filings, www.clinicaltrials.gov

1) Zesiewicz et al. 2018; Post-hoc analysis and comparison of 24-month open label data to natural history data suggested a potential benefit in FA patients. 2) IARC conference 2019 3) Using simple allometric dose scaling 4) Hordeaux et al., 2020 OD: Once Daily SC: Subcutaneous

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© 2021 Exicure, Inc. All Rights Reserved. | Rapid Path to Clinical Validation for XCUR-FXN 27 • IND filing expected end of 2021 to initiate Phase 1b First-in-Human study in FA patients in H1 '22 • Phase 1b goals: Demonstrate safety and characterize PK of multiple ascending doses in FA patients and inform P2/3 dose selection • Phase 1b trial design and site selection in close collaboration with FARA • Translational biomarkers, including brain imaging and frataxin in CSF to provide fast read-out for target engagement and PD effects – potential for first biomarker readouts from XCUR-FXN in P1b • Exploratory endpoints to measure clinical outcomes (mFARS and other functional assessments) in preparation for pivotal trial – Preclinical efficacy suggests potential for disease resolution • Robust and scalable platform GMP manufacturing process in place – Exicure has previously successfully scaled up 3 SNA programs for clinical trials in oncology and inflammation CSF: Cerebral spinal fluid FARA: Friedreich’s Ataxia Research Alliance mFARS: modified Friedreich’s Ataxia Rating Scale PD: Pharmacodynamic PK: Pharmacokinetics

Pharmacodynamic Endpoints for Phase 1b Selected to Provide Robust Data Package to Assess Effects of XCUR-FXN in Patients

Neuroimaging

PD Marker	Significance of Change
Quantitative susceptibility mapping (QSM) of cerebellar dentate nucleus by MRI (measuring iron content)	Decrease in iron indicates correction of FA pathology
Magnetic resonance spectroscopy (MRS) of key CNS metabolites	Normalizing effect on key CNS metabolites (n-acetylaspartate, myo-inositol, etc.) as marker of correction of FA pathophysiology
Diffusion tensor imaging (DTI) of superior cerebellar peduncle by MRI	Improved white matter/axonal microstructure indicate correction of FA pathology



CSF / Serum Biomarkers

PD Marker	Significance of Change
Frataxin protein (in CSF)	Target engagement by XCUR-FXN in most proximal compartment
Neurofilament light chain (NfL) and phosphorylated heavy chain (pNfH) in CSF and serum	Beneficial effect on CNS neurons/axons as a result of increased frataxin levels indicating correction of FA pathophysiology
Ferritin (in serum)	Normalization of iron distribution as downstream marker of FA pathophysiology

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Deep Neuroscience Pipeline

Na_v1.7, a Validated Pain Target, is Ideally Suited to Exicure's SNA Platform Due to SNA Selectivity and Biodistribution Profile

1 Human Genetic Validation

SCN9A
Gain-of-Function Mutations





Severe Pain

SCN9A
Loss-of-Function Mutations





Lack of Pain

- Na_v1.7 is a trans-membrane sodium channel key for pain signal transduction to the brain
- Gain-of-function mutations lead to severe pain conditions such as inherited erythromelalgia and small fiber neuropathy
- Loss-of-function mutations lead to congenital insensitivity to pain

2 Oligonucleotide Selectivity vs Small Molecules (SMs)



Channel Activation
1.0
0.8
0.6
0.4
0.2
0.0
Nav1.7
Nav1.2
Nav1.1
Nav1.5
Nav1.6
0.1
1
10
100
1000
10000
Small Molecule Inhibitor of Nav1.7 (nM)
Illustrative Example of Nav1.7 Selectivity Profile for Small Molecule Inhibitor (Xenon/ Genentech; Bankar et al., 2018)

- Past small molecules required unbound plasma concentrations substantially above the IC_{50} to sufficiently inhibit Na_v1.7 in DRGs
- Due to small selectivity margins, **SMs failed to reach target inhibition levels in DRG**
- Knockdown via SNAs is **exquisitely selective**, with SNA screening hits not exhibiting homology with other Na_v family members

3 SNA Distribute to DRGs



Spinal cord (dorsal view)
dorsal root ganglia
Spinal cord (transverse section)

- **Intrathecal SNA** achieves *in vivo* delivery to dorsal root ganglion (DRG) neurons, the key cell type expressing Na_v1.7 and which mediates transmission of peripheral pain signals to the brain

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© 2021 Exicure, Inc. All Rights Reserved. | Potent CLN3 Splice Modulating SNAs for Treatment of Both the CNS and Ocular Disease Manifestations of CLN3 Batten Disease 31 • SNAs restore CLN3 mRNA expression to wild-type level in retina of Batten disease mouse model • Supports pursuit of ocular manifestations in Batten disease • CLN3 advancement will de-risk platform for large number of eye disorders • ~50% of U.S. patients known by KOLs • High unmet need supports attractive pricing for a clinically meaningful therapy • Limited competition (Amicus gene therapy in P1/2; Abeona preclinical gene therapy; Ionis discovery project) >1,800 in U.S. and EU • Potent splice modulating SNAs identified • SNAs convert up to 95% of mRNA into splice-corrected, functional transcript • Observed splice modulation translates into increased total CLN3 mRNA levels (see prior slide), suggesting effects on protein levels PoC: Proof of Concept In Vivo PoC for Eye in Batten Disease Mouse Model Commercially Attractive Indication Extremely Potent Splice Modulating SNAs Identified21 3 Increase in Total CLN3 mRNA

Cavrotolimod Differentiated TLR9 Agonist in P1b/2 for Solid Tumors

SNAs Are Ideal for TLR9 Activation



Scavenger Receptors
SNA
Endosome
TLR9s
IL-12
IP-10
Activated NK cell
Activated T cell

Key Takeaways

- Toll like receptor 9 (TLR9) agonism can produce the desired pharmacodynamics
- TLR9 is found in the endosome of cells – SNAs are colocalized in the endosome after internalization into cells
- The SNAs are coated externally with oligonucleotides allowing for facile interaction with TLR9
- SNAs have high cellular uptake, driving potency

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Cavrotolimod Phase 2 Expansion Stage

Design of Phase 2 Dose-Expansion Cohorts

1 Merkel Cell Carcinoma (MCC)
N = up to 29

- **Enroll 10** — Cavro at RP2D and pembro per label, N=10 (Completed Stage)
- ≥ 1 partial response or complete response (Expansion Threshold Met)
- **Enroll 19** — Cavro at RP2D and pembro per label, N=29 (Current Stage)

2 Cutaneous Squamous Cell Carcinoma (CSCC)
N = up to 29

- **Enroll 10** — Cavro at RP2D and cemiplimab per label (Assess safety after first 6), N=10 (Current Stage)
- ≥ 1 partial response or complete response
- **Enroll 19** — Cavro at RP2D and cemiplimab per label, N=29

Completed Stage

Current Stage

Expansion Threshold Met

Final results expected H1-2022

- P2 patients are refractory to anti-PD-(L)1 therapy at study entry
- Fast Track and Orphan Drug designations granted for MCC
- Fast Track designation granted for CSCC
- Potential for trial to be registration study
- Exploratory cohorts underway in melanoma and with SC dosing

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Phase 1b/2 Summary of Cavrotolimod Clinical Findings

Phase 2 Interim Results and Phase 1b Update as of Data Cut-off Date of July 1, 2021

Clinically meaningful overall response rate

Confirmed ORR 21% in all evaluable MCC patients in P1b/2 (3 out of 14; 2 P1b and 1 P2)

P2 CSCC and exploratory cohorts continuing enrollment and data accrual

Systemic (abscopal) effects

Regression of noninjected regional and distant lesions in all 3 MCC responders in P1b/2

Durable response

In P1b, all 4 responders with durable response ≥6 months
Median duration of response in P1b 14 months
Longest response 17 months and ongoing

Safety & adverse events (AE)

In P2, 93% of treatment-related AEs were grade 1 or 2
Most common TRAEs were flu-like symptoms, injection site reactions, expected from mechanism of action

In P2, two patients experienced treatment-related serious AEs: hypotension, flu-like symptoms and infusion-related reaction

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Phase 1b/2 MCC: Regression of Noninjected Regional & Distant Lesions

Best overall response per RECIST v1.1 in all evaluable Merkel cell carcinoma patients as of July 1, 2021

P1b Stage



-36%
R axillary LN †
-34%
R axillary LN
-50%
L axillary LN †

P1b Stage



-100%
L leg
-100%
L leg

P2 Stage



-100%
R upper arm
-100%
R lower arm
-100%
R lower arm

Overall Response (RECIST v1.1)	PR* †Biopsy showed no residual tumor	CR**	CR*

* Patient progressing on anti-PD-1 therapy at the time of trial enrollment

** Patient previously treated with anti-PD-1 therapy but not on anti-PD-1 therapy at the time of trial enrollment"

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© 2021 Exicure, Inc. All Rights Reserved. | Phase 2 MCC Patient with Overall Complete Response by RECIST v1.1 37 Baseline Week 36 Overall Response (RECIST v1.1) - Complete Response #1 - Injected Target Lesion Right wrist 20 mm 0 mm #2 - Injected Target Lesion Right lower arm 53 mm 0 mm #3 - Noninjected Lesion Right upper arm 25 mm 0 mm Sum of 3 Lesion Diameters 98 mm 0 mm 92-year-old Male Patient w/ Documented Progression on Pembrolizumab Monotherapy

Existing Partnerships & Near-Term Value Inflections

© 2021 Exicure, Inc. All Rights Reserved. | Exicure & Abbvie: Active Collaboration for Hair Loss Disorders 39 • $25M upfront • Up to $50M in option/IND- enabling payments • Up to $195M in development and regulatory milestones • Up to $530M in commercial milestones • Tiered royalties of mid single-digit to mid-teen percentage The EconomicsThe Partnership • Discover and develop two SNA-based treatments for hair loss disorders • Initiated November 2019 • Exicure responsible for discovery costs prior to option exercise by Allergan; Allergan responsible afterwards 1) On November 13, 2019, Exicure announced this partnership with Allergan plc and on May 8, 2020, AbbVie Inc. acquired Allergan plc 1

Ipsen Neuroscience Collaboration for Huntington's and Angelman's

The Partnership

- Discover and develop **two** SNA-based treatments for **Huntington's Disease** and **Angelman Syndrome**
- Initiated August 2021
- Both indications are an ideal fit for the **SNA platform differentiation** of **deep brain penetration** and **persistence**
- Exicure funds discovery and pre-clinical work up to candidate selection
- Ipsen funds all work post candidate selection, including IND-enabling activities exicure
+
IPSEN

The Economics

- **$1B+** total deal value
- **$20M cash upfront**
- Up to **$10M** in preclinical milestones
- Up to **$50M** in **option exercise** payments
- Up to **$180M** in **development and regulatory** milestones
- Up to **$762M** in **commercial** milestones
- Tiered **royalties** percentages from mid single-digits to mid-teens

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© 2021 Exicure, Inc. All Rights Reserved. | Key Value Inflections Across Platform & Programs in 2021 & 2022 Q2 2021 • Rat dose-range finder for XCUR-FXN • Commencement of GLP tox studies for XCUR-FXN • In vivo PoC (eye) for CLN3 program for Batten Disease Q3-4 2021 • Neuroscience collaboration with Ipsen for Huntington’s and Angelman’s • IND filing for XCUR-FXN (on track) • Neuroscience pipeline progress (SCN9A, CLN3, and discovery programs) • Interim results from cavro P1b/2 trial H1 2022 • First patient dosed with XCUR-FXN • 2nd neuro program to enter IND-enabling studies • Final cavro P1b/2 results H2 2022 • Potential for first biomarker readouts from XCUR-FXN P1b 41 

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